EXHIBIT 99.1

Revlon Completes Private Offering of $450 Million 6.25% Senior Notes due 2024

New York, NY, August 4, 2016 --Revlon, Inc. (NYSE: REV) (“Revlon”) announced today that Revlon Escrow Corporation (“Escrow Issuer”) has successfully completed its previously announced private offering of $450 million aggregate principal amount of 6.25% senior unsecured notes due August 1, 2024 (the “Notes”). The Escrow Issuer is a wholly owned subsidiary of Revlon Consumer Products Corporation, Revlon’s wholly owned operating subsidiary (“RCPC” and, together with Revlon, the Escrow Issuer and their subsidiaries, the “Company”).

The Company intends to use the net proceeds from the offering of the Notes to finance, in part, the Company’s pending acquisition (the “Acquisition”) of Elizabeth Arden, Inc. (NASDAQ: RDEN and “Elizabeth Arden”) and certain related refinancing transactions that were previously disclosed in Revlon’s and RCPC’s respective Current Report on Form 8-K filed with the SEC on June 17, 2016. The Acquisition is expected to close by the end of 2016.  The net proceeds of the Notes will be held in escrow until the satisfaction of various customary conditions precedent, including completion of the Acquisition, RCPC’s assumption of the Notes from the Escrow Issuer, and the guarantee of the Notes by RCPC’s wholly owned domestic subsidiaries, including, upon consummation of the Acquisition, Elizabeth Arden and its domestic subsidiaries, subject to limited exceptions.

The Notes were offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in compliance with Regulation S under the Securities Act. The offer and sale of the Notes was not registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities mentioned in this press release in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Forward-Looking Statements

Statements made in this press release, which are not historical facts, including statements about the Company’s plans and its strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this press release.  Such forward-looking statements include, without limitation, the Company’s beliefs, expectations, focus and/or plans regarding future events, including, without limitation, the following: (i) RCPC’s intent to use the net proceeds from the offering of the Notes to finance, in part, the pending Acquisition of Elizabeth Arden and certain related refinancing transactions; (ii) RCPC’s plans to assume the obligations under the Notes from the Escrow Issuer; and (iii) the Company’s expectation to close the Acquisition by the end of 2016.  Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company’s filings with the SEC, including the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2016 (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon’s website at http://www.revloninc.com), as well as reasons including: (i) difficulties, delays, unexpected costs or the inability of RCPC to use the net proceeds from the offering of the Notes to finance, in part, the pending Acquisition of Elizabeth Arden and/or certain related refinancing transactions;  (ii) difficulties, delays, unexpected costs or the inability of RCPC to assume the obligations under the Notes from the Escrow Issuer; and/or (iii) difficulties, delays, unexpected costs or the inability of the Company to close the Acquisition by the end of 2016. Factors other than those referred to above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s website or other websites referenced herein shall not be incorporated by reference into this release.

Investor Relations:
Siobhan Anderson 212-527-4656

or

Media Relations:
Pamela Alabaster 212-527-5863